  Filed pursuant to Rule 497
Registration No.: 333-174873

TRITON PACIFIC INVESTMENT CORPORATION, INC.

Supplement dated December 17, 2014

to

Prospectus dated November 20, 2014

This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of Triton Pacific Investment Corporation, Inc. dated November 20, 2014, as previously supplemented and amended (as so supplemented and amended, the “Prospectus”).

Compensation of Directors

Effective October 1, 2014, we changed the amount of the fees we pay our independent directors. Our independent directors will continue to receive an annual cash retainer for serving on our Board and for serving on any committee of our Board, plus fees for every board meeting and committee meeting they attend. However, the amount of the fees we pay our independent directors shall be determined based on our net assets as of the end of each fiscal quarter and be paid quarterly in arrears as follows:

Net Asset Value	Annual Cash Retainer Fee	Board Meeting Fee	Annual Audit Committee Chairperson Fee	Annual Audit Committee Member Fee	Audit Committee Meeting Fee
$0 to $25 million	—	—	—	—	—
$25 million to $75 million	$20,000	$1,000	$10,000	$2,500	$500
over $75 million	$30,000	$1,000	$12,500	$2,500	$500

We will also continue to reimburse our directors for any reasonable out of pocket expenses they have incurred in connection with their service as directors. We will not, however, pay any compensation to directors who also serve as executive officers for us or our Adviser. In addition, we have purchased directors’ and officers’ liability insurance on behalf of our directors and officers.

Our independent directors had also previously agreed to defer payment of their fees during our start-up phase. These deferred fees totaled $207,250 as of September 30, 2014 and our independent directors have agreed to accept cash payments totaling $65,000 as full and complete satisfaction of all deferred director fees owed to them.

Capital Resources

The North American Securities Administrators Association, in its Omnibus Guidelines Statement of Policy adopted on March 29, 1992 and as amended on May 7, 2007 and from time to time, requires that our sponsors and affiliates have an aggregate financial net worth, exclusive of home, automobiles and home furnishings, of 5.0% of the first $20,000 of both the gross amount of securities currently being offered in this offering and the gross amount of any originally issued direct participation program securities sold by our sponsors and affiliates within the past 12 months, plus 1.0% of all amounts in excess of the first $20,000. Based on these requirements, our sponsors have an aggregate financial net worth in excess of those amounts required by the Omnibus Guidelines Statement of Policy.